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                                                                 EXHIBIT 10.31

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                           SPATIAL TECHNOLOGY INC.

                        REGISTRATION RIGHTS AGREEMENT

                                 DATED AS OF

                              DECEMBER 31, 1997

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                              TABLE OF CONTENTS



                                                                     PAGE
1.       DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .    1
2.       RESTRICTIONS ON TRANSFER . . . . . . . . . . . . . . . .    2
3.       REGISTRATION . . . . . . . . . . . . . . . . . . . . . .    3
         3.1     Piggyback Registrations  . . . . . . . . . . . .    3
         3.2     Obligations of the Company . . . . . . . . . . .    4
         3.3     Termination of Registration Rights . . . . . . .    5
         3.4     Furnish Information.   . . . . . . . . . . . . .    5
         3.5     Delay of Registration  . . . . . . . . . . . . .    5
         3.6     Assignment of Registration Rights  . . . . . . .    5
4.       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .    5
         4.1     Governing Law  . . . . . . . . . . . . . . . . .    5
         4.2     Successors and Assigns . . . . . . . . . . . . .    6
         4.3     Addition of other Parties  . . . . . . . . . . .    6
         4.4     Severability . . . . . . . . . . . . . . . . . .    6
         4.5     Amendment and Waiver . . . . . . . . . . . . . .    6
         4.6     Notices, etc.  . . . . . . . . . . . . . . . . .    6
         4.7     Attorneys' Fees  . . . . . . . . . . . . . . . .    6
         4.8     Titles and Subtitles.  . . . . . . . . . . . . .    6
         4.9     Counterparts . . . . . . . . . . . . . . . . . .    6



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                           SPATIAL TECHNOLOGY INC.

                        REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the 31st day of December, 1997, by and between SPATIAL TECHNOLOGY INC., a Delaware corporation (the "Company"), THREE SPACE LIMITED, a limited liability company organized under the laws of the United Kingdom ("TSL"), and such other parties that may be added to the Agreement by execution of an Additional Party Signature Page as described in Section 5.3 below (collectively, the "Investors").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

                              1.    DEFINITIONS

1.1 The term "HOLDER" means any Investor owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.1 hereof.

1.2 The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.3 The term "REGISTRABLE SECURITIES" means (a) Common Stock of the Company by the Holders (the "Common stock") and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 3 of this Agreement with respect to such registration rights are not assigned.

1.4 The term "SEC" or "COMMISSION" shall mean the Securities and Exchange Commission.

1.5 "AFFILIATE" as applied to any Person, means any other Person directly or indirectly controlling, controlled by# "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of voting power with the ability to direct the management and policies of that Person, whether through voting power, by contract or otherwise. For purposes of this paragraph, "voting power" of any Person means the total number of votes that may be cast by the holders of the total number


                                      1.
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of outstanding shares of stock of any class or classes of such Person in any election of directors of such Person.

1.6 "PERSON" shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

1.7 "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other document filed by the Company with the SEC.

1.8 "RULE 144" shall mean Rule 144 of the rules and regulations promulgated under the Securities Act of 1933, as amended.

1.9      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                          2. RESTRICTIONS ON TRANSFER

2.1 Each Investor agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1, provided and to the extent such Section is then applicable and:

                 (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 (b) (A) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

                 (c)   Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to its partners in accordance with partnership interests provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were an original Holder hereunder.

2.2 Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement):


                                      2.
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                                First Legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE
  OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND
                  UNTIL REGISTERED UNDER THE ACT OR, IN THE
 OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN FORM AND SUBSTANCE
                   REASONABLY SATISFACTORY TO THE ISSUER OF
          THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR
                  HYPOTHECATION IS IN COMPLIANCE THEREWITH.

2.3 The Company shall reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

2.4 Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority such removal.

                                3. REGISTRATION

3.1 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the effectiveness of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans and corporate reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing. If a Holder decides not to include all of its Registrable Securities in the registration statement thereafter declared effective, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                 (a) If the registration statement under which the Company gives notice under this Section 3.1 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to# participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.


                                      3.
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                 If the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated as follows: (x) in cases initially involving the registration for sale of Common Stock for the Company's own account, securities shall be registered in such offering as follows: (i) first, the shares of Common Stock which the Company proposes to register, (ii) second, the securities offered by investors pursuant to the Investors' Rights Agreement dated February 4, 1993, (iii) third, the Registrable Securities of Holders entitled to exercise "piggy-back" registration rights pursuant to this Agreement (pro rata based on the amount of shares of Common Stock sought to be registered by each such Person) and (iv) fourth, any other shares of Common Stock requested to be included in such registration; and (y) in cases not initially involving the registration for sale of Common Stock for the Company's own account, the securities shall be registered in such offering as follows: (i) first, the Common Stock of any stockholder whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, the Registrable Securities which have been requested to be included in such registration pursuant to this Agreement together with securities of other stockholders entitled to exercise "piggy back" registration rights pursuant to contractual commitments (pro rata based on the amount of Common Stock sought to be registered by each such Person) (iii) third, the shares of Common Stock which the Company proposes to register, and (iv) fourth, any other securities requested to be included in such registration.

                 If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least five (5) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                 (b) The Company shall bear all fees and expenses incurred in connection with any registration under this Agreement, including without limitation all registration, filing, qualification, printers" and accounting fees, fees and disbursements of counsel to the Company, and the reasonable fees and disbursements of a single counsel to the selling Holders, except that each participating Holder shall bear its proportionate share of all amounts payable to underwriters in connection with such offering for discounts and commissions.

3.2 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.



                                      4.


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                 (c)   Furnish to the Holders such number of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

3.3 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted to the Holders under this Section 3 shall terminate and be of no further force and effect after December 31, 2002.

3.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

3.5 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

3.6 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder to a transferee or assignee of Registrable Securities; provided, however, that no such transferee or assignee shall be entitled to registration rights under this Agreement hereof unless it owns a minimum of 25,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and similar events), and the Company shall promptly be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned to any subsidiary or parent of a Holder or any partner, member or shareholder of any Holder.

                              4.   MISCELLANEOUS

4.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado.

                                       5.
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4.2      SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

4.3 ADDITION OF OTHER PARTIES. After the date of this Agreement, the Company may, without the prior consent of the Investors, make additional Persons a party to this Agreement by executing an "Additional Party Signature Page" in the form set forth as Exhibit A. Thereafter, the shares of Common Stock held by such purchaser or issuable upon conversion of securities convertible into Common Stock shall be deemed "Registrable Securities" and the stockholder holding such securities shall be deemed a "Holder" for purposes hereof and both of such definitions shall be deemed duly and properly amended.

4.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.5 AMENDMENT AND WAIVER. This Agreement may be amended, modified or the provisions waived only upon the written consent of the Company and the holders of a majority of the Registrable Securities; provided that, no amendment, modification or waiver of a right of a Holder that treats such Holder differently and adversely from other Holders may be effected pursuant to this section without the separate consent of such adversely treated Holder.

4.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, and, if to an address outside the United States of America, by telex or facsimile transmitted substantially concurrently with the mailing of such written notice, addressed:
(a) if to a Holder, at such Holder's address as set forth on the Company's records, or at such other address as such Holder shall have furnished to the Company in writing or (b) if to the Company, at its address as set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the Holders in writing.

4.7 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and legal costs in connection therewith.

4.8 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                       6.
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



SPATIAL TECHNOLOGY INC.                         THREE SPACE LIMITED
2425 55th Street                                70 Castle Street
Boulder, Colorado  80301                        Cambridge, England


By: /s/ Richard Sowar                           By: /s/ Charles Lang
   -----------------------------                   --------------------------
    Richard Sowar                                  Charles Lang
    Chief Executive Officer

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                                                                     EXHIBIT A
                           SPATIAL TECHNOLOGY INC.
         REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 31, 1997

                       ADDITIONAL PARTY SIGNATURE PAGE



INVESTOR:
                                        DATE:  _________________, 199__


By:_______________________


Name:_____________________


Title:____________________